NETTAXI, INC.

                             1998 STOCK OPTION PLAN

     1.     PURPOSES  OF  THE  PLAN

     The purposes of this 1998 Stock Option Plan (the "Plan") of Nettaxi, Inc., a Nevada corporation (the "Company") are to:

     (i) Encourage selected officers, directors, key employees and consultants to improve operations and increase profits of the Company or its Affiliates;

     (ii) Encourage selected officers and key employees to accept or continue employment with the Company or its Affiliates; and

     (iii) Increase the interest of selected officers, directors, key employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

     2.     ELIGIBLE  PERSONS

     Every person who at the date of grant of an Option is a key employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive NQOs or ISOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (0, respectively) of the Code. Every person who is a director of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

     3.     STOCK  SUBJECT  TO  THIS  PLAN

     Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock which may be granted pursuant to this Plan is three million (3,000,000) shares of Common Stock. The shares unexercised shall become available again for grants under the Plan.

     4.     ADMINISTRATION

     4.1     Option  Committee.     This Plan shall be administered by the Board
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of  Directors  of  the  Company  (the "Board") or by a committee of at least two
Board members, one of which is the President, (hereinafter referred to as the "Committee Chairman") to which administration of the Plan is delegated (in either case, the "Option Committee"). No member of the Option Committee shall be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

     4.2     Disinterested  Administration.     From  and after such time as the
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Company  registers  a  class  of  equity  securities  under  Section  12  of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

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     4.3     Authority  of the Option Committee. Subject to the other provisions
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of this Plan, the Options Committee shall have the authority, in its discretion:
(i) to grant Options; (ii) to determine the fair market of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Option Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

     4.4     Determinations  Final.     All  questions  of  interpretation,
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implementation, and application of this Plan shall be determined by the Board or the Option Committee. Such determinations shall be final and binding on all persons.

     5.     GRANTING  OF  OPTIONS:  OPTION  AGREEMENT

     5.1     Ten-Year  Term.     No  Options  shall  be  granted under this Plan
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after  ten  years  from  the  date  of  adoption  of  this  Plan  by  the Board.

     5.2     Option  Agreement.     Each  Option shall be evidenced by a written
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stock  option  agreement,  in  form satisfactory to the Company, executed by the
Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of any Option.

     5.3     Designation  as ISO or NOO.     The agreement shall specify whether
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each  Option it evidences is a NQO or an ISO. Notwithstanding designation of any
Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of $ 100,000 in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Option Committee, such Options shall be NQOs to the extent of the excess above $ 100,000. For purposes of this Section 5.3, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted.

     5.4     Grant  to  Prospective  Employees.     The  Option Committee or the
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Committee  Chairman  may approve the grant of Options under this Plan to persons who are expected to become employees of the Company, but who are not employees at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

     6.     TERMS  AND  CONDITIONS  OF  OPTIONS

     Each Option granted under this Plan shall be designated as a NQO or an ISO. Each Option shall be subject to the terms and conditions set forth in Section
6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in
Section  6.2.

     6.1     Terms  and  Conditions  to  Which  Options Are Subject.     Options
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granted  under  this  Plan  shall,  as  provided in Section 6, be subject to the following  terms  and  conditions:

     6.1.1     Changes  in  Capital  Structure.     The existence of outstanding
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Options  shall  not  affect  the  Company's  right  to  effect  adjustments, recapitalizations,  reorganizations,  or  other  changes  in  its  or  any other

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corporation's  capital  structure  or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in (i) the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Option Committee in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

     6.1.2     Corporate  Transactions.In  connection  with  (i)  any  merger,
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consolidation,  acquisition,  separation,  or  reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Option Committee may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to all optionees; (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Option Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this Section 6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

     6.1.3     Time  of  Option Exercise.     Except as necessary to satisfy the
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requirements  of  Section  422  of  the  Code  and subject to Section 5, Options granted under this Plan shall be exercisable at such times as are specified in the written stock option agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six-month anniversary of the date of the Option grant, unless the Option Committee determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee. The Option Committee, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

     6.1.4     Option  Grant  Date.     Except  as provided in Section 5.4 or as
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otherwise  specified  by  the  Option  Committee, the date of grant of an Option under this Plan shall be the date as of which the Option Committee approves the grant.

     6.1.5     Nonassignability  of  Option  Rights.     No Option granted under
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this  Plan  shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

     6.1.6     Payment.     Except  as  provided below, payment in full shall be
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made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may be made in cash, by promissory note, by delivery to the

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Company  of shares of Common Stock owned by the optionee (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), or by any other form of consideration and method of payment to the extent permitted under applicable law. Any shares delivered shall be valued as of the date of exercise of the Option in the manner set forth in Section 6.1.12. Optionees may not exercise Options by delivery of shares more frequently than at six-month intervals.

     6.1.7     Termination of Employment.     Unless determined otherwise by the
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Option Committee in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of (a) the Expiration Date (as defined in Section 6.1.12) or (b) three months after termination of employment with the Company or any Affiliate; provided, that an Option shall be exercisable after the date of termination of employment only to the extent exercisable on the date of termination; and provided further, that if termination of employment is due to the optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative, may at any time within one (1) year after the termination of employment (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination; and provided further that if termination of employment is due to the Optionee's death, the Optionee's estate or a legal representative thereof, may at any time within and including six (6) months after the date of death of Optionee (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any Affiliate of the Company either as an employee, as a director, or as a consultant.

     6.1.8     Repurchase  of  Stock.     In  addition  to  the  right  of first
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refusal  set  forth  in  Section 6.1.9, at the time it grants Options under this
Plan, the Company may retain, for itself or others, rights to purchase the shares acquired under the Option or impose other restrictions on the transfer of such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the option agreement evidencing the Option.

     6.1.9     Company's  Right  of  First  Refusal.
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     (i)  Company's  Right;  Notice. Stock delivered pursuant to the exercise of any option granted under this Plan shall be subject to a right of first refusal by the Company in the event that the holder of such shares proposes to sell, pledge, or otherwise transfer such shares or any interest in such shares to any person or entity. Any holder of shares purchased under this Plan desiring to transfer such shares or any interest in such shares shall give a written notice (the "Offer Notice") to the Company describing the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and terms, and the name and address of the proposed transferee. The Company's rights under this Section 6.1.9 shall be freely assignable.

     (ii)  Exercise. Except as provided under any repurchase right imposed under
Section 6.1.8, if the Company fails to exercise its right of first refusal within 20 days from the date on which the Company receives the Offer Notice, the shareholder may, within the next 90 days, conclude a transfer to the proposed transferee of the exact number of shares covered by that notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the shareholder shall endorse and deliver to the Company the stock certificates representing the shares being repurchased. The Company shall pay the shareholder the total repurchase price for the shares no later than the later of (a) sixty
(60) days after receipt of the Offer Notice and (b) the end of such period for payment offered by the bona fide third-party transferor. The holder of the shares being repurchased shall cease to have any rights with respect to such shares immediately upon receipt of the repurchase price.

     (iii) Exceptions. Notwithstanding the foregoing provisions of this Section 6.1.9, no notice of a proposed transfer shall be required and no right of first refusal shall exist with respect to transfers, including sales,

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to  an  optionee's children, grandchildren, or parents or to trusts, estates, or custodianships of or for the account of an optionee or an optionee's children, grandchildren, or parents; provided, however, that the transferee shall take such shares subject to the provisions of Sections 6.1.8. and 6.1.9.

     (iv) Termination of Company's Right. The right of first refusal set forth in this Section 6.1.9 shall terminate upon the earlier of the consummation of an underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 or the date on which the Common Stock is registered under
Section  12  of  the  Exchange  Act.

     (v) No Limitation. Nothing in this Section 6.1.9 shall limit the rights of the Company under any repurchase right imposed under Section 6. 1. S.

     (vi) Conflict. In the event that the terms of this paragraph 6.1.9 conflict or are inconsistent with any provision in the Bylaws of the Company, the terms of the Bylaws shall control.

     6.1.10     Withholding and Employment Taxes.     At the time of exercise of
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an  Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes. The Option Committee may, in the exercise of its sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Option Committee deems appropriate. If authorized by the Option Committee in its sole discretion, and if the Option has been held for six months or more, an optionee may elect to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that the election satisfies the following requirements:

     (i) the election shall be irrevocable, shall be made at least six months before the Option exercise, and shall be subject to the disapproval of the Option Committee at any time before consummation of the Option exercise; or

     (ii) the election shall be made in advance to take effect in a subsequent "window period" (as defined below) in which the Option is exercised, and the Option Committee shall approve the election when it is made or at any time thereafter up to consummation of the Option exercise; or

     (iii) the election shall be made in a window period and the approval of the Option Committee shall be given after the election is made and within the same window period, and the Option exercise shall be consummated within such window period; or

     (iv) shares or other previously owned securities shall be tendered (but stock shall not be withheld) at any time up to the consummation of the Option exercise (in which event, neither a prior irrevocable election nor window period timing shall be required).

     Notwithstanding the foregoing, clauses (ii) and (iii) shall not be available until the Company has been subject to the reporting requirements of the Securities Exchange Act of 1934 for at least one year.

     A "window period" is the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings and ending on the 12th business day following such date. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

     6.1.11     Other  Provisions.     Each  Option  granted under this Plan may
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contain  such  other  terms, provisions, and conditions not consistent with this
Plan as may be determined by the Option Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

     6.1.12     Determination  of Value.     For purposes of the Plan, the value
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of  Common  Stock  or  other  securities  of  the Company shall be determined as follows:

     (i) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sale was reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was at least one sale), as reported in the Wall Street Journal.
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     (ii)  If  the  stock  of  the  Company  is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

     (iii)  If  the stock of the Company is as described in Section 6.1.12(i) or
(ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in
Section 6.1.12(i) or (ii), as appropriate, less, as determined by the Option Committee, an appropriate discount, based on the nature and terms of the restrictions.

     (iv) In the absence of an established market for the stock, the fair market value thereof shall be determined by the Option Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

     6.1.13     Option  Term.     No  Option  shall be exercisable more than ten
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years after the date of grant, or such lesser period of time as set forth in the option agreement (the end of the maximum exercise period stated in the option agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company of any Affiliate ( a "Ten Percent Stockholder") shall be exercisable more than five years after the date of grant.

     6.1.14     Exercise  Price.     The exercise price of any Option granted to
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any  Ten  Percent  Stockholder shall in no event be less than 110 percent of the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

     6.1.15     Compliance  with  Securities  Laws.     The Company shall not be
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obligated  to  offer  or  sell  any shares upon exercise of an Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares under the federal securities laws or take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Option shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing shares acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the option agreement evidencing the Option.

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     6.2     Terms  and  Conditions  to Which Only NQOs Are Subject.     Options
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granted  under  this  Plan  which are designated as NQOs shall be subject to the following  additional  terms  and  conditions:

     6.2.1     Exercise  Price.     Except  as  set forth in Section 6.1.14, the
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exercise  price  of  a  NQO shall not be less than 85 percent of the fair market value (determined in accordance with Section 6.1.12) of the stock subject to the Option on the date of grant.

     6.3     Terms  and  Conditions  to Which Only ISOs Are Subject.     Options
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granted  under  this  Plan  which are designated as ISOs shall be subject to the following  additional  terms  and  conditions:

     6.3.1     Exercise  Price.     Except  as  set forth in Section 6.1.14, the
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exercise  price  of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

     6.3.2     Disqualifying Disposition.     If stock acquired upon exercise of
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an  ISO  is  disposed  of in a "disqualifying disposition" within the meaning of
Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

     7.     MANNER  OF  EXERCISE

     7.1     Notice  of  Exercise.     An optionee wishing to exercise an Option
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shall  give  written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Option Committee, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such Option was exercised.

     7.2     Issuance  of  Certificates.     Promptly  after  receipt of written
             ---------------------------
notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6. 1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

     8.     EMPLOYMENT  RELATIONSHIP

     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

     9.     AMENDMENTS  TO  PLAN

     The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes or the Board otherwise concludes that shareholder approval is advisable.

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     10.     SHAREHOLDER  APPROVAL:  TERM
             ----------------------------

     The Board of Directors of the Company adopted this Plan as of September 29, 1998 and the Company's shareholders approved this Plan as of September 29, 1998. This Plan shall terminate ten years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then outstanding Options.

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